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                                      EXHIBIT 15

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                           HARTFORD LIFE INSURANCE COMPANY
                                         AND
                     HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

                                  POWER OF ATTORNEY

                                   Donald R. Frahm
                                   Bruce D. Gardner
                                   Joseph H. Gareau
                                   John P. Ginnetti
                                   Thomas M. Marra
                                Leonard E. Odell, Jr.
                                   Lowndes A. Smith
                                 Raymond P. Welnicki
                                 Lizabeth H. Zlatkus


do hereby jointly and severally authorize Lynda Godkin, Marianne O'Doherty, and Margaret E. Hankard to sign as their agent, any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the Hartford Life Insurance Company and Hartford Life and Accident Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


        /s/ Donald R. Frahm                          /s/Leonard E. Odell,  Jr.
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            Donald R. Frahm                             Leonard E. Odell, Jr.


        /s/Bruce D. Gardner                          /s/Lowndes A. Smith
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           Bruce D. Gardner                             Lowndes A. Smith


        /s/Joseph H. Gareau                          /s/Raymond P. Welnicki
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           Joseph H. Gareau                             Raymond P. Welnicki


        /s/John P. Ginetti                           /s/Lizabeth H. Zlatkus
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           John P. Ginnetti                             Lizabeth H. Zlatkus


        /s/Thomas M. Marra
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           Thomas M. Marra




Dated:  December 3, 1996
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